POWER OF ATTORNEY

I, Jon J. Skillman, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Jon J. Skillman
Jon J. Skillman

September 8, 2009

POWER OF ATTORNEY

I, Allan Brandon, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Allan Brandon
Allan Brandon

September 5, 2009

POWER OF ATTORNEY

I, William R. Ebsworth, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ William R. Ebsworth
William R. Ebsworth

September 11, 2009

POWER OF ATTORNEY

I, Albert Francke, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Albert Francke
Albert Francke

September 5, 2009

POWER OF ATTORNEY

I, Kathleen M. Graveline, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Kathleen M. Graveline
Kathleen M. Graveline

September 4, 2009

POWER OF ATTORNEY

I, Peter G. Johannsen, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Peter G. Johannsen
Peter G. Johannsen

September 14, 2009

POWER OF ATTORNEY

I, Malcolm MacKay, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Malcolm MacKay
Malcolm MacKay

September 7, 2009

POWER OF ATTORNEY

I, Kathleen A. Murphy, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Kathleen A. Murphy
Kathleen A. Murphy

September 7, 2009

POWER OF ATTORNEY

I, Rodney R. Rohda, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Rodney R. Rohda
Rodney R. Rohda

September 6, 2009

POWER OF ATTORNEY

I, Roger T. Servison, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Roger T. Servison
Roger T. Servison

September 4, 2009

POWER OF ATTORNEY

I, G. Michael Slovak, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ G. Michael Slovak
G. Michael Slovak

September 9, 2009

POWER OF ATTORNEY

I, Jon J. Skillman, the undersigned President of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a President, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Jon J. Skillman
Jon J. Skillman

September 16, 2009

POWER OF ATTORNEY

I, Miles Mei, the undersigned Treasurer of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Treasurer, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Miles Mei
Miles Mei

September 16, 2009